Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
	(Dollars in thousands)
Non-accrual loans	$13,364	$10,801	$10,803	$10,425	$10,607
Loans 90 days or more past due and still accruing interest	-	-	94	147	116
Total non-performing loans	13,364	10,801	10,897	10,572	10,723
Other real estate and repossessed assets	5,004	4,989	5,572	6,672	7,150
Total non-performing assets	$18,368	$15,790	$16,469	$17,244	$17,873

As a percent of Portfolio Loans
Non-performing loans	0.83%	0.67%	0.69%	0.69%	0.71%
Allowance for loan losses	1.26	1.37	1.44	1.46	1.49
Non-performing assets to total assets	0.72	0.62	0.67	0.69	0.74
Allowance for loan losses as a percent of non-performing loans	151.41	204.08	208.42	212.78	210.48

(1)	Excludes loans classified as "trouble debt restructured" that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings ("TDR")

	December 31, 2016
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$10,560	$59,726		$70,286
Non-performing TDR's(1)	3,565	4,071	(2)	7,636
Total	$14,125	$63,797		$77,922

	December 31, 2015
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$13,318	$68,194		$81,512
Non-performing TDR's(1)	3,041	3,777	(2)	6,818
Total	$16,359	$71,971		$88,330

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Twelve months ended December 31,
	2016		2015
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$22,570	$652	$25,990	$539
Additions (deductions)
Provision for loan losses	(1,309)	-	(2,714)	-
Recoveries credited to allowance	4,619	-	5,022	-
Loans charged against the allowance	(5,587)	-	(5,728)	-
Reclassification to loans held for sale	(59)
Additions (deductions) included in non-interest expense	-	(2)	-	113
Balance at end of period	$20,234	$650	$22,570	$652

Net loans charged against the allowance to average Portfolio Loans	0.06%		0.05%

Capitalization

	December 31, 2016	December 31, 2015
	(In thousands)
Subordinated debentures	$35,569	$35,569
Amount not qualifying as regulatory capital	(1,069)	(1,069)
Amount qualifying as regulatory capital	34,500	34,500
Shareholders’ equity
Common stock	323,745	339,462
Accumulated deficit	(65,657)	(82,334)
Accumulated other comprehensive loss	(9,108)	(6,036)
Total shareholders’ equity	248,980	251,092
Total capitalization	$283,480	$285,592

Non-Interest Income

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2016	2016	2015	2016	2015
	(In thousands)
Service charges on deposit accounts	$3,242	$3,281	$3,128	$12,406	$12,389
Interchange income	2,141	1,943	1,930	7,938	8,481
Net gains (losses) on assets
Mortgage loans	2,839	3,556	1,713	10,566	7,448
Securities	261	(45)	(77)	563	20
Mortgage loan servicing, net	2,676	858	1,275	2,222	1,751
Investment and insurance commissions	369	427	447	1,647	1,827
Bank owned life insurance	254	282	303	1,124	1,282
Title insurance fees	327	319	282	1,187	1,156
Net gain on branch sale	-	-	0	-	1,193
Other	1,092	1,087	1,061	4,645	4,583
Total non-interest income	$13,201	$11,708	$10,062	$42,298	$40,130

Capitalized Mortgage Loan Servicing Rights

	Three months ended December 31,		Twelve months ended December 31,
	2016	2015	2016	2015
	(In thousands)
Balance at beginning of period	$11,048	$11,630	$12,436	$12,106
Originated servicing rights capitalized	966	569	3,119	2,697
Amortization	(785)	(609)	(2,850)	(2,868)
Change in valuation allowance	2,442	846	966	501
Balance at end of period	$13,671	$12,436	$13,671	$12,436

Valuation allowance at end of period	$2,306	$3,272	$2,306	$3,272

Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2016	2016	2015	2016	2015
	(Dollars in thousands)
Mortgage loans originated	$139,657	$123,124	$75,874	$428,249	$336,618
Mortgage loans sold	98,491	89,349	59,537	313,985	281,494
Net gains on mortgage loans	2,839	3,556	1,713	10,566	7,448
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	2.88%	3.98%	2.88%	3.37%	2.65%
Fair value adjustments included in the Loan Sales Margin	(0.50)	0.55	(0.03)	0.12	0.16

Non-Interest Expense

	Three months ended			Twelve months ended
	December 31,	September 30,	December 31,	December 31,
	2016	2016	2015	2016	2015
	(In thousands)
Compensation	$9,043	$8,546	$8,466	$33,991	$33,346
Performance-based compensation	1,581	2,174	2,128	6,955	6,732
Payroll taxes and employee benefits	2,043	2,311	1,987	8,633	8,108
Compensation and employee benefits	12,667	13,031	12,581	49,579	48,186
Occupancy, net	2,041	1,919	1,970	8,023	8,369
Data processing	1,944	1,971	1,986	7,952	7,944
Furniture, fixtures and equipment	973	990	977	3,912	3,892
Communications	862	670	773	3,142	2,957
Loan and collection	548	568	671	2,512	3,609
Litigation settlement expense	2,300	-	-	2,300	-
Advertising	446	455	783	1,856	2,121
Legal and professional fees	564	420	661	1,742	2,013
Interchange expense	302	276	266	1,111	1,125
FDIC deposit insurance	197	187	322	1,049	1,366
Credit card and bank service fees	203	203	195	791	797
Supplies	177	178	190	728	809
Amortization of intangible assets	87	86	87	347	347
Loss on sale of payment plan business	320	-	-	320	-
Net (gains) losses on other real estate and repossessed assets	152	263	(7)	250	(180)
Provision for loss reimbursement on sold loans	-	45	-	30	(59)
Cost (recoveries) related to unfunded lending commitments	(8)	73	67	(2)	113
Vehicle service contract counterparty contingencies	(78)	(39)	30	(88)	119
Other	1,181	1,233	1,289	4,793	4,922
Total non-interest expense	$24,878	$22,529	$22,841	$90,347	$88,450

Average Balances and Tax Equivalent Rates

	Three Months Ended December 31,

	2016			2015
	Average Balance	Interest	Rate (3)	Average Balance	Interest	Rate (3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,650,867	$18,759	4.53%	$1,489,086	$18,034	4.82%
Tax-exempt loans (2)	4,355	57	5.21	3,601	57	6.28
Taxable securities	539,170	2,660	1.97	561,216	2,277	1.62
Tax-exempt securities (2)	66,611	597	3.58	37,745	367	3.89
Interest bearing cash	88,986	111	0.50	71,585	81	0.45
Other investments	15,528	200	5.12	15,391	197	5.08
Interest Earning Assets	2,365,517	22,384	3.77	2,178,624	21,013	3.84
Cash and due from banks	33,148			44,884
Other assets, net	150,443			161,951
Total Assets	$2,549,108			$2,385,459

Liabilities
Savings and interest- bearing checking	$1,018,559	284	0.11	$988,234	264	0.11
Time deposits	483,270	1,137	0.94	424,020	784	0.73
Other borrowings	46,027	486	4.20	47,583	465	3.88
Interest Bearing Liabilities	1,547,856	1,907	0.49	1,459,837	1,513	0.41
Non-interest bearing deposits	721,617			648,924
Other liabilities	28,900			25,575
Shareholders’ equity	250,735			251,123
Total liabilities and shareholders’ equity	$2,549,108			$2,385,459

Net Interest Income		$20,477			$19,500

Net Interest Income as a Percent of Average Interest Earning Assets			3.45%			3.56%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized

Average Balances and Tax Equivalent Rates

	Twelve Months Ended December 31,

	2016			2015
	Average Balance	Interest	Rate	Average Balance	Interest	Rate
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,596,136	$74,014	4.64%	$1,457,508	$70,770	4.86%
Tax-exempt loans (2)	3,763	220	5.85	3,972	246	6.19
Taxable securities	534,233	9,921	1.86	529,571	7,805	1.47
Tax-exempt securities (2)	54,390	1,917	3.52	34,039	1,388	4.08
Interest bearing cash	78,606	403	0.51	66,595	275	0.41
Other investments	15,474	792	5.12	17,171	925	5.39
Interest Earning Assets	2,282,602	87,267	3.82	2,108,856	81,409	3.86
Cash and due from banks	36,831			44,842
Other assets, net	155,778			166,363
Total Assets	$2,475,211			$2,320,061

Liabilities
Savings and interest-bearing checking	$1,018,685	1,115	0.11	$988,504	1,056	0.11
Time deposits	447,243	3,826	0.86	386,035	2,953	0.76
Other borrowings	47,058	1,941	4.12	47,842	1,847	3.86
Interest Bearing Liabilities	1,512,986	6,882	0.45	1,422,381	5,856	0.41
Non-interest bearing deposits	688,697			619,206
Other liabilities	26,439			24,840
Shareholders’ equity	247,089			253,634
Total liabilities and shareholders’ equity	$2,475,211			$2,320,061

Net Interest Income		$80,385			$75,553

Net Interest Income as a Percent of Average Interest Earning Assets			3.52%			3.58%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Commercial Loan Portfolio Analysis as of December 31, 2016

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non- performing	Total
	(Dollars in thousands)
Land	$8,083	$67	$74	$141	1.7%
Land Development	4,173	-	31	31	0.7
Construction	39,389	-	-	-	0.0
Income Producing	286,981	4,105	628	4,733	1.6
Owner Occupied	259,662	6,587	157	6,744	2.6
Total Commercial Real Estate Loans	$598,288	$10,759	890	$11,649	1.9

Other Commercial Loans	$206,523	$6,154	4,273	$10,427	5.0
Total non-performing commercial loans			$5,163